UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 6, 2014

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On October 6, 2014, Hewlett-Packard Company (“HP”) announced plans to separate into two new publicly traded companies: one comprising HP’s enterprise technology infrastructure, software and services businesses, which will do business as Hewlett-Packard Enterprise, and one that will comprise HP’s printing and personal systems businesses, which will do business as HP Inc. and retain the current logo.  The transaction is subject to certain conditions, including, among others, obtaining final approval from HP’s Board of Directors, receipt of a favorable opinion and/or rulings with respect to the tax-free nature of the transaction for federal income tax purposes and the effectiveness of a Form 10 filing with the Securities and Exchange Commission.  HP issued a press release describing the plans entitled “HP to Separate into Two New Industry-Leading Public Companies.”  The text of this press release is furnished herewith as Exhibit 99.1.

HP also updated the company’s outlook for its 2014 fiscal year and released information about the company’s outlook for its 2015 fiscal year.  For the 2014 fiscal year, HP expects GAAP diluted net earnings per share in the range of $2.60 to $2.64, and non-GAAP diluted net earnings per share in the range of $3.70 to $3.74.  This non-GAAP diluted net earnings per share estimate excludes after-tax costs of approximately $1.10 per share, related primarily to restructuring charges and amortization of intangible assets. For the 2015 fiscal year, HP expects GAAP diluted net earnings per share in the range of $3.23 to $3.43, and non-GAAP diluted net earnings per share in the range of $3.83 to $4.03. This non-GAAP diluted net earnings per share estimate excludes after-tax costs of approximately $0.60 per share, related primarily to the amortization of intangible assets and restructuring charges. Additional information about HP’s outlook for its 2014 and 2015 fiscal years is included in the presentation materials furnished herewith as Exhibit 99.2.

The information reported in this report, including the materials attached as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

HP has included non-GAAP financial measures in this report to supplement HP’s financial measures presented on a GAAP basis. Definitions of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are available at www.hp.com/investor/2014OctAnnouncement/.

HP’s management uses non-GAAP financial measures, including revenue on a constant currency basis, HP’s non-GAAP tax rate and non-GAAP diluted net earnings per share, to evaluate and forecast HP’s performance before gains, losses or other charges that are considered by HP’s management to be outside of HP’s core business segment operating results. Free cash flow is a liquidity measure that provides useful information to management about the amount of cash available for investment in HP’s businesses, funding strategic acquisitions, repurchasing stock and other purposes. These non-GAAP financial measures may have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of HP’s results as reported under GAAP.

HP believes that providing these non-GAAP financial measures in addition to the related GAAP measures provides investors with greater transparency to the information used by HP’s management in its financial and operational decision making and allows investors to see HP’s results “through the eyes” of management. HP further believes that providing this information better enables HP’s investors to understand HP’s operating performance and to evaluate the efficacy of the methodology and information used by HP’s management to evaluate and measure such performance. Disclosure of non-GAAP financial measures also facilitates comparisons of HP’s operating performance with the performance of other companies in HP’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.

This report contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any statements of the plans, strategies and objectives of HP for future operations, including the separation transaction; the future performance of Hewlett-Packard Enterprise and HP Inc. if the separation is completed; the execution of restructuring plans and any resulting cost savings or revenue or profitability improvements; any projections of revenue, margins, expenses, HP’s effective tax rate, net earnings, net earnings per share, cash flows, benefit plan funding, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the need to address the many challenges facing HP’s businesses; the competitive pressures faced by

HP’s businesses; risks associated with executing HP’s strategy, including the planned separation transaction; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of HP’s products and services effectively; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the execution, timing and results of the separation transaction or restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of implementing the separation transaction and restructuring plans; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2013, and HP’s other filings with the Securities and Exchange Commission, including HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2014. As in prior periods, the financial information set forth in this release, including tax-related items, reflects estimates based on information available at this time. While HP believes these estimates to be reasonable, these amounts could differ materially from actual reported amounts in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014. HP assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	HP’s press release, dated October 6, 2014, entitled “HP to Separate into Two New Industry-Leading Public Companies” (furnished herewith).

99.2	Presentation materials (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: October 6, 2014	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	HP’s press release, dated October 6, 2014, entitled “HP to Separate into Two New Industry-Leading Public Companies” (furnished herewith).

99.2	Presentation materials (furnished herewith).